FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (Schedule of Credit Risk) (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Assets:
Cash and cash equivalents	$ 10,587	$ 12,990	$ 16,831	$ 5,297
Total assets	76,384	81,391
Credit risk [member]
Assets:
Cash and cash equivalents	10,587	12,990
Short-term bank deposits	40,495	44,145
Other receivables	721	142
Total assets	$ 51,803	$ 57,277